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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 27, 2001



                              COMPLETEL EUROPE N.V.
               (Exact Name of Registrant as Specified in Charter)


             THE NETHERLANDS           000-30075           98-0202823
             (State or other          (Commission        (IRS Employer
             jurisdiction of          File Number)      Identification #)
             incorporation)


                                  KRUISWEG 609
                       2132 NA HOOFDDORP, THE NETHERLANDS
                     (Address of Principal Executive Office)


                                (31) 20 666 1701
              (Registrant's telephone number, including area code)



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ITEM 5.   OTHER EVENTS.

On February 27, 2001, CompleTel Europe N.V. (the "Registrant") issued a press release announcing its financial results for the fourth quarter ending December 31, 2000. The press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

(a)      Financial Statements of Business Acquired.

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits

99.1 Press Release Announcing Registrant's Financial Results for the fourth quarter ending December 31, 2000.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                            COMPLETEL EUROPE N.V.


DATE: February 28, 2001                     By: /s/ John Hugo
                                               --------------------------------
                                                  John Hugo
                                                  Corporate Controller
                                                  (Principal Accounting Officer)